UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2005

                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-14893               13-4038356
 ----------------------------         -----------             -----------
 (State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                    File Number)          Identification No.)

                         One Pepsi Way, Somers, NY 10589
                         --------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the 2005 Annual Meeting of Shareholders of The Pepsi Bottling Group, Inc. ("PBG") held on May 25, 2005, PBG shareholders approved the PBG 2005 Executive Incentive Compensation Plan (the "2005 EICP"), which was adopted by the Compensation and Management Development Committee of PBG's Board of Directors (the "Compensation Committee") on March 24, 2005, subject to shareholder approval. The 2005 EICP is designed to provide annual, performance-based, cash incentive awards to executive officers of PBG and is substantially similar to the 2000 Executive Incentive Compensation Plan, which was approved by PBG shareholders in 2000 and which will expire at the end of 2005. The 2005 EICP was submitted to PBG shareholders pursuant to Section 162(m) of the Internal Revenue Code (and the regulations thereunder) so that awards made under the 2005 EICP will be tax deductible as "performance-based compensation" within the meaning of Section 162(m). At the 2005 Annual Meeting of Shareholders, PBG shareholders also approved an amendment to the PBG 2004 Long-Term Incentive Plan (the "2004 LTIP"), which was approved by the Compensation Committee on March 24, 2005, subject to shareholder approval. The amendment increased the number of shares of PBG Common Stock authorized for issuance under the terms of the 2004 LTIP from 10 million to 24 million. No other changes were made to the terms and conditions of the 2004 LTIP, which was approved by shareholders at PBG's 2004 Annual Meeting of Shareholders held in May 2004.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     10.1 PBG 2005 Executive Incentive Compensation Plan, which is incorporated herein by reference to Appendix A to PBG's Proxy Statement for the 2005 Annual Meeting of Shareholders.

     10.2 PBG 2004 Long-Term Incentive Plan (as amended and restated effective May 25, 2005), which is incorporated herein by reference to Appendix B to PBG's Proxy Statement for the 2005 Annual Meeting of Shareholders.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE PEPSI BOTTLING GROUP, INC.
                                                     (Registrant)

Date: May 31, 2005                                /s/ Steven M. Rapp
      -------------                               ------------------
                                                     (Signature)
                                         Steven M. Rapp, Senior Vice President,
                                             General Counsel and Secretary